UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): November 24, 2009

ICP SOLAR TECHNOLOGIES INC.
 (Exact name of registrant as specified in its charter)

NEVADA	000-51790	20-0643604
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

7075 Place Robert-Joncas Unit 131
Montreal, Quebec H4M 2Z2
(Address of Registrant’s principal executive offices)

(514) 270-5770
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

On November 24, 2009, the Board of Directors of ICP Solar Technologies Inc.(the "Company") approved the dismissal of RSM Richter Chamberland LLP ("RSM") as the Company’s independent registered public accounting firm. The audit report of RSM on the Company’s consolidated balance sheets as at January 31, 2009 and 2008 and the related consolidated statements of operations and comprehensive loss, shareholders' equity and cash flows for the years then ended ("Audit Period") did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph stating that "as described in note 2 to the financial statements, the Company has experienced operating losses and requires significant capital to finance operations and repay existing indebtedness. This raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 2. The financial statements do not include any adjustments that may result from the outcome of this uncertainty."

The audit report of RSM on the effectiveness of internal control over financial reporting as of the Audit Period contained the following explanatory paragraph: "We were not engaged to examine management's assertion about the effectiveness of the Company's internal control over financial reporting at January 31, 2009 included in Item 9A (T) of the 10-K filing and, accordingly, we do not express an opinion thereon."

During the Audit Period and subsequent interim period through November 24, 2009, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused RSM to make reference to the subject matter of the disagreements in its reports.

During the Audit Period and the subsequent interim period through November 24, 2009, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided RSM with a copy of this report, and has requested that RSM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of RSM’s letter dated November 30, 2009 is attached as Exhibit 16.1 to this report.

On November 24, 2009, the Board of Directors of the Company approved the engagement of LBB & Associates Ltd. LLP ("LBB") as the Company’s independent registered public accounting firm. During the Audit Period and the subsequent interim period through November 24, 2009, neither the Company nor anyone on its behalf consulted with LBB with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that LBB concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01

Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

16.1	Letter from RSM Richter Chamberland LLP to the Securities and Exchange Commission dated November 30, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2009
ICP SOLAR TECHNOLOGIES INC.

/s/ Sass Peress
SASS PERESS
President, Chief Executive Officer and Chairman